American
    Express(R)
Partners Funds


AXP(R) Partners
International
   Core
   Fund

2002 ANNUAL REPORT
(Prospectus enclosed)

AXP Partners International Core Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)


AMERICAN
 EXPRESS(R)

Table of Contents
From the Chairman                                           3
Economic and Market Update                                  4
Fund Snapshot                                               6
Questions & Answers with Portfolio Management               7
Investments in Securities                                  11
Financial Statements                                       18
Notes to Financial Statements                              21
Independent Auditors' Report                               29
Board Members and Officers                                 30
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2   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

From the Chairman
(photo of) Arne H. Carlson

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Economic and Market Update
   FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer

American Express
Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, there are several factors working in stocks' favor: low interest rates, improved earnings (achieved in many cases by wringing out excess costs built up in the `90s) and a growing economy. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

Today, stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in 2003.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Economic and Market Update

One of the more striking changes we've seen in the past couple of years has occurred in investor behavior. U.S. investors have gone from being a risk-seeking population, willing to buy stocks at outrageous valuations, to a risk-averse group that has embraced interest rates at 40-year lows as acceptable for long-term returns. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

It's also important to note that a bear market in corporate bonds has developed alongside one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. Nevertheless, opportunities do exist in corporate and high-yield securities because of the bear market of recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Fund Snapshot
  AS OF OCT. 31, 2002


PORTFOLIO MANAGER

Boston Company

Portfolio manager        Sandor Cseh, CFA
Tenure/since                        10/02
Years in industry                      30

Portfolio manager      D. Kirk Henry, CFA
Tenure/since                        10/02
Years in industry                      21

Portfolio manager  Clifford A. Smith, CFA
Tenure/since                        10/02
Years in industry                      10

Putnam Investments

Portfolio manager       Omid Kamshad, CFA
Tenure/since                        10/02
Years in industry                      15


FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 10/3/02   B: 10/3/02   C: 10/3/02   Y: 10/3/02

Ticker symbols
A:--       B:--      C:--      Y:--

Total net assets  $23.2 million

Number of holdings         approximately 200

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
         X                 LARGE
                           MEDIUM   SIZE
                           SMALL

PORTFOLIO ASSET MIX
Percentage of portfolio assets
Common stocks 99.8%
Preferred stock 0.2%

TOP TEN HOLDINGS
Percentage of portfolio assets

TotalFinaElf (France)                          3.3%

Shell Transport & Trading (United Kingdom)     2.4

Novartis (Switzerland)                         2.2

Canon (Japan)                                  2.1

GlaxoSmithKline (United Kingdom)               1.8

Vodafone Group (United Kingdom)                1.7

Samsung Electronics (South Korea)              1.7

Nestle (Switzerland)                           1.6

AstraZeneca (United Kingdom)                   1.5

Toyota Motor (Japan)                           1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


TOP FIVE COUNTRIES

Percentage of portfolio assets

United Kingdom              21.3%

Japan                       18.8

France                      10.9

Switzerland                  7.9

Netherlands                  5.7


There are special risk conditions associated with international investing related to market, currency, economic, political and other factors.


Fund holdings are subject to change


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6   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Questions & Answers
    WITH PORTFOLIO MANAGEMENT

Q:   How did the Fund perform for the review period through Oct. 31, 2002?

A: The AXP Partners International Core Fund's shares became publicly available Oct. 3, 2002, so the review period was very short. During this period, the Fund's Class A shares returned 3.38%, excluding sales charges. Over a slightly longer period, the Fund's benchmark, the Morgan Stanley International Capital EAFE Index, and the Lipper International Funds Index returned 5.38% and 5.19% respectively from Sept. 30, 2002 through Oct. 31, 2002.

     The Fund has a primary investment objective of long-term growth of capital. This Fund is subadvised by two firms with different management styles that together will provide diversified exposure to both the growth and value segments of the international market. New investments in the Fund, net of any redemptions, are allocated to the asset managers in equal portions.

     The Boston Company Asset Management, LLC was founded in 1970. Based in Boston, Massachusetts, The Boston Company is an equity only, value-oriented investment management subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation. The Boston Company looks for investment opportunities that share three overlapping characteristics: good value characteristics, strong business fundamentals, and positive business momentum.


(bar graph)
PERFORMANCE COMPARISON
For the year ended Oct. 31, 2002

6%       (bar 2)  (bar 3)
5%       +5.38%   +5.19%
4%  (bar 1)
3%  +3.38%
2%
1%
0%

(bar 1) AXP Partners International Core Fund Class A (excluding sales charge) (bar 2) Morgan Stanley Capital International EAFE Index (unmanaged)(1)
(bar 3) Lipper International Funds Index(2)

(1) Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > We will seek to add value by identifying statistically cheap stocks and finding quality companies that the market has overlooked.(end callout quote)

    Putnam Investments, the Fund's other subadviser, is one of the oldest and largest investment management companies in the United States. Putnam
    Investments uses a discounted cash flow methodology that estimates a company's future earnings, cash flow prospects and return on equity. This bottom-up information is used to determine the present value of the company under question.


TOTAL RETURNS SINCE INCEPTION
as of Oct. 31, 2002
                     Class A             Class B                 Class C                 Class Y
(Inception dates)   (10/3/02)           (10/3/02)               (10/3/02)                (10/3/02)
                  NAV(1)   POP(2)    NAV(1)  After CDSC(3)   NAV(1)   After CDSC(4)   NAV(5)    POP(5)
1 year             N/A      N/A        N/A      N/A           N/A        N/A           N/A      N/A
5 years            N/A      N/A        N/A      N/A           N/A        N/A           N/A      N/A
10 years           N/A      N/A        N/A      N/A           N/A        N/A           N/A      N/A
Since inception* +3.38%   -2.57%     +3.38%   -2.57%        +3.38%     -2.57%        +3.38%   +3.38%

* Not annualized.

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Questions & Answers

Q:  How will the Fund be managed?

A: The Fund's subadvisers will invest most of its assets in equity securities of foreign companies. While they will focus on developed countries, emerging markets opportunities will be explored. The Fund invests mainly in mid- and large-cap companies, although the Fund can invest in companies of any size or capitalization. The Fund will hold both growth and value stocks, but may favor one more than the other based on available opportunities.

From Putnam Investment Management

Q:  What is your outlook for the  coming months?

A: Another interest rate cut by the Federal Reserve Board should give lenders and borrowers more breathing room and sustain consumer buying. Lending had become tighter and spending by consumers was one of the few bright spots in the recent global economy. However, October's surge in stock prices will need to distinguish itself from previous rallies this year. These rallies all had a common denominator: the leaders during rallies were among the biggest underperformers during the downturns. If this latest rally is to continue, economic growth and an increase in corporate earnings will need to accompany it.

    Thus far, we have seen neither to support this argument. Germany, Europe's bellwether economy, is in a deepening funk without prospects for help from government spending or interest rate cuts. The European Central Bank has held firm on interest rates and the German budget deficit is nearing the limit mandated for members of the European Union. Within German industry, financials make up a big chunk of the market, and that chunk is suffering as banks' credit quality is less than desirable. Despite these negatives, many German stocks are now priced attractively, so we remain neutral here.

    In  Japan,  the  government   unveiled  its  long-awaited  bank  reform  and
    anti-deflation package toward period's end, but it failed to rouse investors, who were looking for measures to be carried out according to a timetable. Despite strong year-to-date performance, we remain negative on the Japanese market.

    A few other positive notes from September and October included a strong rebound by emerging markets and the resolution of Brazil's presidential elections. Asian technology stocks also outperformed the global rebound in that sector, and may continue that trend. We believe the emerging markets continue to be undervalued, while investors are willing to give the new Brazilian leadership time to right its economic ship.

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9   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Questions & Answers

From The Boston Company Asset Management

Q:  What is your outlook for the coming months?

    Much is uncertain during the next fiscal year. World events continue to create unprecedented volatility in equity markets. Japan must come to political agreement if aggressive steps to help the country's financial companies with non-performing loans are to help. Likewise, the country's factories must begin to reduce overstuffed inventories to begin to heal.

    In Europe, Germany's small steps to help reform its welfare system won't right Germany's chronically sluggish economy by itself. Additional labor reform is needed to reduce business inventories and increase productivity within the industrial sector. Although the pace of reform is slow, we are encouraged that governments are now pushing these key issues to the forefront.

    In the coming months, our investment strategy will remain steadfast. We will seek to add value by identifying statistically cheap stocks and finding quality companies that the market has overlooked. These companies will feature solid company fundamentals and the promise of specific catalysts that will drive future earnings. They will be positioned to take advantage of an economic upturn and poised to perform relative to the market in the event of a downturn.

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10   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Investments in Securities
AXP Partners International Core Fund

Oct. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (92.1%)(c)
Issuer                                                 Shares                            Value(a)

Australia (2.3%)
Banks and savings & loans (0.6%)
Australia & New Zealand
  Banking Group                                         6,350                             $66,361
Natl Australia Bank                                     3,300                              62,949
Total                                                                                     129,310

Energy (0.5%)
Santos                                                 31,000                             107,531

Media (0.6%)
News ADR                                                6,900                             160,287

Metals (0.5%)
BHP Billiton                                           13,071                              70,295
Rio Tinto                                               2,367                              41,972
Total                                                                                     112,267

Transportation (0.1%)
Brambles Inds                                           6,610                              25,130

Belgium (1.2%)
Banks and savings & loans (0.5%)
Dexia                                                  11,900                             114,664

Insurance (0.7%)
Fortis                                                  9,600                             175,498

Bermuda (0.6%)
Insurance
ACE                                                     1,680                              51,660
XL Capital Cl A                                         1,062                              80,871
Total                                                                                     132,531

Brazil (1.1%)
Beverages & tobacco (0.2%)
Companhia de Bebidas das
  Americas ADR                                          2,500                              36,175

Energy (0.5%)
Petroleo Brasileiro ADR                                 9,100                             120,393

Metals (0.2%)
Companhia Vale do Rio Doce ADR                          2,000(b)                           52,700

Utilities -- telephone (0.2%)
Telecomunicacoes Brasileiras ADR                        2,900                              50,953

Canada (0.7%)
Banks and savings & loans (0.1%)
Natl Bank of Canada                                     1,500                              28,160

Energy (0.2%)
Suncor Energy                                           3,200                              46,298

Paper & packaging (0.1%)
Abitibi-Consolidated                                    4,900                              31,112

Transportation (0.3%)
Canadian Natl Railway                                   1,500                              63,411

China (0.2%)
Energy equipment & services
PetroChina Cl H                                       300,000                              56,158

Denmark (0.5%)
Banks and savings & loans
Danske Bank                                             7,100                             113,056

Finland (1.8%)
Communications equipment & services (1.3%)
Nokia                                                  12,132                             206,046
Nokia ADR                                               6,700                             111,354
Total                                                                                     317,400

Computers & office equipment (0.2%)
TietoEnator                                             2,560                              36,405

Financial services (0.3%)
Sampo Cl A                                             10,500                              71,643


See accompanying notes to investments in securities.

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11   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Common stocks (continued)
Issuer                                                 Shares                             Value(a)

France (10.1%)
Automotive & related (0.5%)
Michelin Cl B                                           3,100(b)                          $90,133
PSA Peugeot Citroen                                       714                              30,291
Total                                                                                     120,424

Banks and savings & loans (1.2%)
BNP Paribas                                             4,839                             192,929
Societe Generale Cl A                                   1,588                              80,438
Total                                                                                     273,367

Beverages & tobacco (0.5%)
Pernod-Ricard                                           1,100                             111,438

Building materials & construction (1.1%)
Bouygues                                                3,963                             104,354
Compagnie de Saint-Gobain                               2,999                              65,130
Lafarge                                                 1,153                              91,859
Total                                                                                     261,343

Electronics (0.3%)
Thomson Multimedia                                      4,400(b)                           81,090

Energy (3.0%)
TotalFinaElf                                            5,066                             697,845

Health care (1.2%)
Sanofi-Synthelabo                                       4,712                             288,144

Industrial equipment & services (0.3%)
Schneider Electric                                      1,400                              64,884

Insurance (0.4%)
Assurances Generales
  de France (AFG)                                       2,400                              83,161

Leisure time & entertainment (0.3%)
Accor                                                   1,757                              62,377

Media (0.4%)
Havas                                                   5,106                              23,260
Societe Television Farancaise 1                         2,402                              61,846
Total                                                                                      85,106

Metals (0.4%)
Pechiney Cl A                                           2,800                              86,402

Multi-industry conglomerates (0.5%)
Vivendi Environnement                                   5,042                             119,535

Germany (4.8%)
Airlines (0.2%)
Deutsche Lufthansa                                      4,800(b)                           55,045

Automotive & related (0.8%)
Bayerische Motoren Werke                                2,894                             103,317
Volkswagen                                              2,700                             101,792
Total                                                                                     205,109

Banks and savings & loans (0.2%)
Bayerische Hyop-und Vereinsbank 2,700                  35,802

Chemicals (1.0%)
BASF                                                    3,600                             133,477
Bayer                                                   6,100                             115,742
Total                                                                                     249,219

Computers & office equipment (0.1%)
SAP                                                       211                              16,257

Insurance (0.4%)
Muenchener
  Rueckversicherungs-Gesellschaft                         670                              85,631

Retail (0.6%)
KarstadtQuelle                                          7,000                             134,275

Transportation (0.8%)
Deutsche Post                                          17,221                             176,167

Utilities -- electric (0.7%)
E.On                                                    3,700                             165,984

Greece (0.5%)
Utilities -- telephone
Hellenic Telecommunications
  Organization                                          9,700                             109,123

Hong Kong (1.5%)
Communications equipment & services (0.2%)
China Mobile                                           23,000(b)                           56,472

Financial services (0.3%)
Cheung Kong                                            11,000                              72,986

Multi-industry conglomerates (0.4%)
Swire Pacific Cl A                                     20,000                              84,109

Transportation (0.3%)
MTR                                                    60,000                              70,775


See accompanying notes to investments in securities.

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12   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT


Common stocks (continued)
Issuer                                                 Shares                             Value(a)

Hong Kong (cont.)
Utilities -- electric (0.3%)
Hongkong Electric Holdings                             17,000                             $69,095

Ireland (1.5%)
Banks and savings & loans (1.2%)
Allied Irish Banks                                      6,956                              97,817
Bank of Ireland                                        15,500                             171,916
Total                                                                                     269,733

Building materials & construction (0.3%)
CRH                                                     5,714                              72,147

Israel (0.2%)
Health care
Teva Pharmaceutical Inds ADR                              700                              54,201

Italy (2.9%)
Aerospace & defense (0.5%)
Finmeccanica                                          198,800                             109,264

Banks and savings & loans (0.5%)
Banca Popolare di Bergamo-
  Credito Varesino Scrl                                 3,200                              57,453
San Paolo-IMI                                           9,500                              59,270
Total                                                                                     116,723

Energy (0.7%)
ENI                                                    11,700                             162,443

Media (0.3%)
Mediaset                                               10,200                              71,212

Utilities -- telephone (0.9%)
Telecom Italia                                         26,400                             139,347
Telecom Italia Mobile                                  15,500                              71,990
Total                                                                                     211,337

Japan (17.4%)
Automotive & related (2.7%)
Honda Motor                                             6,100                             218,586
Nissan Motor                                           13,500                             103,694
Toyota Motor                                           12,300                             299,192
Total                                                                                     621,472

Banks and savings & loans (1.2%)
77 Bank                                                17,000                              65,774
Credit Saison                                           8,500                             167,905
Orix                                                      700                              39,597
Total                                                                                     273,276

Beverages & tobacco (--%)
Japan Tobacco                                               1                               6,424

Building materials & construction (0.6%)
Nishimatsu Construction                                10,000                              28,814
Rinnai                                                  4,900                             107,791
Total                                                                                     136,605

Chemicals (0.7%)
Shin-Etsu Chemical                                      3,500                             107,991
Sumitomo Bakelite                                      11,000                              44,176
Total                                                                                     152,167

Communications equipment & services (1.2%)
NTT DoCoMo                                                150                             276,712

Computers & office equipment (2.2%)
Canon                                                  12,000                             442,740
Fuji Machine Mfg                                        2,800                              20,798
Konami                                                  2,400                              57,203
Total                                                                                     520,741

Electronics (1.2%)
Minebea                                                16,000                              72,615
Murata Mfg                                                900                              42,535
Nintendo                                                  600                              57,791
Rohm                                                      500                              62,974
TDK                                                     1,200                              47,115
Total                                                                                     283,030

Financial services (0.9%)
Acom                                                      800                              24,749
Aiful                                                   1,700                              71,464
Nikko Cordial                                          10,000                              40,078
Nomura Holdings                                         1,000                              11,509
Shohkoh Fund                                              800                              61,122
Total                                                                                     208,922

Health care (0.9%)
Eisai                                                   2,000                              43,180
Takeda Chemical Inds                                    4,200                             174,500
Total                                                                                     217,680


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Common stocks (continued)
Issuer                            Shares             Value(a)

Japan (cont.)
Health care services (0.1%)
Yamanouchi Pharmaceutical                                 800                             $19,590

Household products (0.9%)
Kao                                                     9,000                             205,697

Industrial equipment & services (0.6%)
Mabuchi Motor                                           1,600                             142,095

Insurance (0.1%)
Millea Holdings                                             1(b)                            7,469
Mitsui Sumitomo Insurance                               2,000                               8,309
Total                                                                                      15,778

Leisure time & entertainment (0.6%)
Yamaha Motor                                           19,000                             139,426

Media (0.5%)
Sony                                                    2,200                              94,637
Toppan Printing                                         2,000                              14,872
Total                                                                                     109,509

Multi-industry conglomerates (0.6%)
Fuji Photo Film                                         3,000                              82,769
Olympus Optical                                         4,000                              60,697
Total                                                                                     143,466

Restaurants & lodging (0.3%)
Skylark                                                 4,600                              76,598

Retail (0.8%)
Lawson                                                  2,800                              69,480
Matsumotokiyoshi                                        3,200                             120,415
Total                                                                                     189,895

Transportation (0.7%)
East Japan Railway                                          7                              31,883
Nippon Express                                         31,000                             126,520
Total                                                                                     158,403

Utilities -- gas (0.3%)
Tokyo Gas                                              27,000                              78,900

Utilities -- telephone (0.3%)
Nippon Telegraph & Telephone                               18                              65,970

Luxembourg (0.3%)
Metals
Arcelor                                                 6,800(b)                           73,468

Mexico (1.2%)
Beverages & tobacco (0.2%)
Fomento Economico Mexicano ADR                          1,427                             $51,657

Building materials & construction (0.2%)
Cemex ADR                                               2,600                              52,702

Utilities -- telephone (0.8%)
Telefonos de Mexico ADR Cl L                            5,800                             176,900

Netherlands (5.2%)
Banks and savings & loans (0.6%)
ABN AMRO Holding                                        9,000                             132,175

Chemicals (0.6%)
Akzo Nobel                                              4,884                             146,066

Household products (0.3%)
Hunter Douglas                                          2,500                              61,399

Industrial equipment & services (0.6%)
Koninklijke (Royal) Philips
  Electronics                                           8,228                             146,360

Insurance (1.0%)
ING Groep                                              14,613                             244,420

Media (0.5%)
Reed Elsevier                                           1,465                              18,265
Wolters Kluwer                                          5,100                              89,445
Total                                                                                     107,710

Multi-industry conglomerates (0.2%)
Vedior                                                  6,200                              37,760

Retail (0.7%)
Buhrmann                                                8,600                              32,448
Koninklijke Ahold                                      11,000                             138,345
Total                                                                                     170,793

Textiles & apparel (0.5%)
Gucci Group                                             1,253                             113,209

Transportation (0.2%)
TPG                                                     3,581                              58,017

New Zealand (0.5%)
Utilities -- telephone
Telecom Corp of New Zealand                            46,481                             114,351


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Common stocks (continued)
Issuer                            Shares             Value(a)

Norway (0.3%)
Energy
Statoil                                                 8,900                             $64,626

Portugal (1.0%)
Utilities -- electric (0.4%)
EDP-Electricdade de Portugal                           59,500                              90,741

Utilities -- telephone (0.6%)
Portugal Telecom                                       22,758                             137,477

Singapore (1.6%)
Banks and savings & loans (1.3%)
DBS Group Holdings                                     28,000                             196,636
Oversea-Chinese Banking                                 9,000                              53,010
United Overseas Bank                                    7,000                              53,123
Total                                                                                     302,769

Electronics (0.2%)
Creative Technology                                     5,200                              38,220

Media (0.1%)
Singapore Press Holdings                                3,000                              33,641

South Korea (3.6%)
Banks and savings & loans (0.1%)
Kookmin Bank ADR                                          900                              29,115

Communications equipment & services (0.3%)
SK Telecom ADR                                          4,005                              80,380

Electronics (1.7%)
Samsung Electronics                                     2,543(d)                          362,377

Metals (0.2%)
POSCO ADR                                               2,143                              49,568

Utilities -- electric (0.6%)
Korea Electric Power ADR                               17,473                             146,948

Utilities -- telephone (0.7%)
KT ADR                                                  7,959                             163,478

Spain (2.0%)
Beverages & tobacco (0.2%)
Altadis                                                 2,466                              52,138

Energy (0.5%)
Repsol ADR                                              9,500                             105,070

Utilities -- electric (0.9%)
Endesa                                                 15,100                             155,966
Iberdrola                                               5,092                              60,511
Total                                                                                     216,477

Utilities -- telephone (0.4%)
Telefonica                                              9,121                              86,532

Sweden (1.7%)
Automotive & related (0.4%)
Autoliv                                                 4,400                              84,759

Banks and savings & loans (0.2%)
Svenska Handelsbanken Cl A                              4,400                              56,186

Building materials & construction (0.2%)
Sandvik                                                 2,228                              53,011

Communications equipment & services (0.3%)
Telefonaktiebolaget LM
  Ericsson Cl B                                        81,800(b)                           66,066

Financial services (0.6%)
Investor AB Cl B                                       25,300                             146,348

Switzerland (7.3%)
Banks and savings & loans (1.3%)
Julius Baer Holding Cl B                                  208                              50,866
UBS                                                     5,343(b)                          254,626
Total                                                                                     305,492

Building materials & construction (0.3%)
Holcim Cl B                                               433                              66,730

Chemicals (0.8%)
Ciba Specialty Chemicals                                1,311                              92,361
Clariant                                                6,300                              99,225
Total                                                                                     191,586

Food (1.7%)
Barry Callebaut                                           600                              52,940
Nestle                                                  1,621                             347,545
Total                                                                                     400,485

Health care (2.7%)
Novartis                                               12,099                             461,437
Roche Holding                                           1,700                             120,343
Synthes-Stratec                                            46                              27,827
Total                                                                                     609,607


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Common stocks (continued)
Issuer                                                 Shares                            Value(a)

Switzerland (cont.)
Multi-industry conglomerates (--%)
ABB                                                     6,807(b)                           $9,084

Retail (0.5%)
Compagnie Financiere
  Richemont Cl A                                        3,228                              55,760
Swatch Group                                            1,024(b)                           16,822
Swatch Group Cl B                                         528                              43,100
Total                                                                                     115,682

Taiwan (0.3%)
Electronics
United Microelectronics ADR                            14,800(b)                           61,420

United Kingdom (19.8%)
Aerospace & defense (0.6%)
BAE Systems                                            46,228                             134,703

Automotive & related (0.6%)
GKN                                                    39,000                             135,149

Banks and savings & loans (1.1%)
Barclays                                               37,160                             256,965

Beverages & tobacco (3.0%)
Allied Domecq                                          33,000                             197,221
British American Tobacco                                7,398                              75,695
Cadbury Schweppes                                      31,665                             206,087
Diageo                                                  9,593                             108,134
SABMiller                                              12,908                              87,241
Total                                                                                     674,378

Communications equipment & services (1.7%)
GlaxoSmithKline                                        20,330                             388,037

Energy (2.2%)
Shell Transport & Trading                              78,667                             505,528

Financial services (0.9%)
HSBC Holdings                                          14,107                             156,275
Old Mutual                                             51,700                              64,303
Total                                                                                     220,578

Furniture & appliances (0.1%)
Dixons Group                                            9,240                              27,539

Health care (1.4%)
AstraZeneca                                             8,673                             323,618

Household products (0.2%)
Reckitt Benckiser                                       2,927                              53,120

Leisure time & entertainment (0.2%)
Hilton Group                                           14,853                              40,433

Media (0.7%)
Carlton Communications                                  6,683                              13,069
Reed Elsevier                                           6,039                              53,334
WPP Group                                              14,312                              97,067
Total                                                                                     163,470

Metals (0.9%)
BHP Billiton                                            9,705                              47,372
Rio Tinto                                               9,429                             170,382
Total                                                                                     217,754

Multi-industry conglomerates (2.3%)
BOC Group                                              11,700                             164,559
Brambles Inds                                          11,820                              38,834
Bunzl                                                  18,900                             134,539
Morgan Crucible                                        37,400                              28,115
Unilever                                               16,700                             164,993
Total                                                                                     531,040

Retail (1.4%)
Debenhams                                              13,000                              64,270
Sainsbury (J)                                          31,000                             137,011
Tesco                                                  39,650                             122,979
Total                                                                                     324,260

Utilities -- electric (0.9%)
Scottish & Southern Energy                             11,900                             118,036
Scottish Power                                         16,908                              92,848
Total                                                                                     210,884

Utilities -- telephone (1.6%)
Vodafone Group                                        230,040                             369,795

Total common stocks
(Cost: $20,553,250)                                                                   $21,401,914

Preferred stock (0.2%)(c)
Issuer                                                 Shares                            Value(a)

Germany
Hugo Boss                                               4,400                             $44,401

Total preferred stock
(Cost: $37,471)                                                                           $44,401

Total investments in securities
(Cost: $20,590,721)(e)                                                                $21,446,315


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) At Oct. 31, 2002, the cost of securities for federal income tax purposes was $20,657,631 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized  appreciation          $1,309,866
     Unrealized depreciation             (521,182)
                                         --------
     Net unrealized appreciation       $  788,684
                                       ----------

--------------------------------------------------------------------------------
17   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Financial Statements
Statement of assets and liabilities
AXP Partners International Core Fund
Oct. 31, 2002

Assets
Investments in securities, at value (Note 1)
   (identified cost $20,590,721)                                               $21,446,315
Cash in bank on demand deposit                                                   1,730,123
Foreign currency holdings (identified cost $199,132) (Note 1)                      199,348
Capital shares receivable                                                           76,596
Dividends and accrued interest receivable                                            9,302
Receivable for investment securities sold                                          160,078
Unrealized appreciation on foreign currency contracts
  held, at value (Notes 1 and 5)                                                       145
                                                                                       ---
Total assets                                                                    23,621,907
                                                                                ----------

Liabilities
Payable for investment securities purchased                                        370,563
Unrealized depreciation on foreign currency contracts
  held, at value (Notes 1 and 5)                                                        82
Accrued investment management services fee                                             606
Accrued distribution fee                                                               169
Accrued transfer agency fee                                                             22
Accrued administrative services fee                                                     50
Other accrued expenses                                                              16,268
                                                                                    ------
Total liabilities                                                                  387,760
                                                                                   -------
Net assets applicable to outstanding capital stock                             $23,234,147
                                                                               ===========

Represented by
Capital stock -- $.01 par value (Note 1)                                       $    44,650
Additional paid-in capital                                                      22,259,557
Undistributed net investment income                                                 67,917
Accumulated net realized gain (loss)                                                 6,639
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              855,384
                                                                                   -------
Total -- representing net assets applicable to outstanding capital stock       $23,234,147
                                                                               ===========
Net assets applicable to outstanding shares:    Class A                        $22,515,030
                                                Class B                        $   664,940
                                                Class C                        $    38,470
                                                Class Y                        $    15,707
Net asset value per share of outstanding capital stock:
                                                Class A shares   4,326,596     $      5.20
                                                Class B shares     127,964     $      5.20
                                                Class C shares       7,401     $      5.20
                                                Class Y shares       3,018     $      5.20
                                                                     -----     -----------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
18   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Statement of operations
AXP Partners International Core Fund
For the period from Oct. 3, 2002* to Oct. 31, 2002

Investment income
Income:
Dividends                                                      $ 10,730
Interest                                                          1,315
   Less foreign taxes withheld                                     (953)
                                                                   ----
Total income                                                     11,092
                                                                 ------
Expenses (Note 2):
Investment management services fee                               15,692
Distribution fee
   Class A                                                        3,994
   Class B                                                          178
   Class C                                                           13
Transfer agency fee                                                 228
Incremental transfer agency fee
   Class A                                                           17
   Class B                                                           13
   Class C                                                            1
Service fee -- Class Y                                                1
Administrative services fees and expenses                         1,294
Custodian fees                                                    5,600
Printing and postage                                              5,600
Registration fees                                                46,000
Audit fees                                                       14,000
Other                                                                28
                                                                     --
Total expenses                                                   92,659
   Expenses waived/reimbursed by AEFC (Note 2)                  (64,500)
                                                                -------
                                                                 28,159
   Earnings credits on cash balances (Note 2)                       (35)
                                                                    ---
Total net expenses                                               28,124
                                                                 ------
Investment income (loss) -- net                                 (17,032)
                                                                -------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                 6,287
   Foreign currency transactions                                 (4,800)
                                                                 ------
Net realized gain (loss) on investments                           1,487
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies              770,519
                                                                -------
Net gain (loss) on investments and foreign currencies           772,006
                                                                -------
Net increase (decrease) in net assets
   resulting from operations                                   $754,974
                                                               ========

* When shares became publicly available.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
19   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Statement of changes in net assets
AXP Partners International Core Fund

For the period from Oct. 3, 2002* to Oct. 31, 2002

Operations
Investment income (loss) -- net                                               $   (17,032)
Net realized gain (loss) on investments                                             1,487
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             770,519
                                                                                  -------
Net increase (decrease) in net assets resulting from operations                   754,974
                                                                                  -------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                      1,700,568
   Class B shares                                                                 671,673
   Class C shares                                                                  27,652
   Class Y shares                                                                   5,000
Payments for redemptions
   Class A shares                                                                  (4,000)
   Class B shares (Note 2)                                                        (30,804)
                                                                                  -------
Increase (decrease) in net assets from capital share transactions               2,370,089
                                                                                ---------
Total increase (decrease) in net assets                                         3,125,063
Net assets at beginning of period (Note 1)                                     20,109,084**
                                                                               ----------
Net assets at end of period                                                   $23,234,147
                                                                              ===========
Undistributed net investment income                                           $    67,917
                                                                              -----------

 * When shares became publicly available.

** Initial capital of $20,000,000 was contributed on Sept. 26, 2002. The Fund had an increase in net assets resulting from operations of $109,084 during the period from Sept. 26, 2002 to Oct. 3, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements
AXP Partners International Core Fund


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers. On Sept. 26, 2002, American Express Financial Corporation (AEFC) invested $20,000,000 in the Fund which represented 3,994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Oct. 3, 2002. As of Oct. 31, 2002, AEFC owned approximately 90% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for

--------------------------------------------------------------------------------
21   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT
which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2002, foreign currency holdings consisted of multiple denominations.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $91,456 and accumulated net realized gain has been decreased by $25,574 resulting in a net reclassification adjustment to decrease paid-in capital by $65,882.

The tax character of distributions paid for the period indicated is as follows:

For the period from Oct. 3, 2002* to Oct. 31, 2002
Class A
Distributions paid from:
      Ordinary income                                     $--
      Long-term capital gain                               --
Class B
Distributions paid from:
      Ordinary income                                      --
      Long-term capital gain                               --
Class C
Distributions paid from:
      Ordinary income                                      --
      Long-term capital gain                               --
Class Y
Distributions paid from:
      Ordinary income                                      --
      Long-term capital gain                               --

*When shares became publicly available.


As of Oct. 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                        $ 80,595
Accumulated gain (loss)                              $     --
Unrealized appreciation (depreciation)               $849,345

--------------------------------------------------------------------------------
23   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.


2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.845% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment will be made on May 1, 2003, and will cover the six-month period beginning Nov. 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with The Boston Company Asset Management, LLC and Putnam Investment Management, LLC. New investments in the Fund, net of any redemptions, are allocated to the Subadvisers in equal portions. However, each Subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

--------------------------------------------------------------------------------
24   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $6,055 for Class A for the period ended Oct. 31, 2002.

For the period ended Oct. 31, 2002, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.67% for Class A, 2.52% for Class B, 2.51% for Class C and 1.52% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2003. Under this agreement, total expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.58% for Class Y of the Fund's average daily net assets.

During the period ended Oct. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $35 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.


3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,072,548 and $480,202, respectively, for the period ended Oct. 31, 2002. Realized gains and losses are determined on an identified cost basis.


4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the period from Oct. 3, 2002* to Oct. 31, 2002 are as follows:

                                      Class A    Class B    Class C     Class Y
Sold                                  333,374    131,899     5,401       1,018
Issued for reinvested distributions        --         --        --          --
Redeemed                                 (778)    (5,935)       --          --
                                         ----     ------    ------      ------
Net increase (decrease)               332,596    125,964     5,401       1,018
                                      -------    -------     -----       -----
* When shares became publicly available.


--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS
As of Oct. 31, 2002, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date            Currency to                 Currency to            Unrealized            Unrealized
                        be delivered                 be received           appreciation          depreciation
Nov. 1, 2002                   1,104                      1,088                 $ --                 $ 6
              European Monetary Unit                U.S. Dollar

Nov. 1, 2002                   8,027                      5,149                   29                  --
                         U.S. Dollar              British Pound

Nov. 4, 2002                   3,948                      3,884                   --                  25
              European Monetary Unit                U.S. Dollar

Nov. 4, 2002                  11,084                      7,113                   45                  --
                         U.S. Dollar              British Pound

Nov. 5, 2002                   4,928                      5,010                   32                  --
                         U.S. Dollar     European Monetary Unit

Nov. 5, 2002               1,477,542                     12,030                   --                  31
                        Japanese Yen                U.S. Dollar

Nov. 5, 2002                   1,119                      1,654                    1                  --
                         U.S. Dollar                Swiss Franc

Nov. 5, 2002                   2,106                      3,284                   --                   9
                         U.S. Dollar            Canadian Dollar

Nov. 5, 2002                   3,944                      2,520                   --                   1
                         U.S. Dollar              British Pound

Nov. 5, 2002                  11,886                     11,761                   --                  10
              European Monetary Unit                U.S. Dollar

Nov. 5, 2002                   1,881                         15                   --                  --
                        Japanese Yen                U.S. Dollar

Nov. 6, 2002                   7,347                      7,426                    6                  --
                         U.S. Dollar     European Monetary Unit

Nov. 6, 2002                  26,926                  3,302,602                   32                  --
                         U.S. Dollar               Japanese Yen

Total                                                                           $145                 $82


6. BANK BORROWINGS
The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings not to exceed the aggregate of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the period ended Oct. 31, 2002.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.


Class A

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                2002(b)
Net asset value, beginning of period                       $5.03
                                                           -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)            .17
                                                             ---
Net asset value, end of period                             $5.20
                                                           -----

Ratios/supplemental data
Net assets, end of period (in millions)                      $22
Ratio of expenses to average daily net assets(c),(e)       1.67%(d)
Ratio of net investment income
  (loss) to average daily net assets                      (1.01%)(d)
Portfolio turnover rate (excluding short-term securities)     2%
Total return(i)                                            3.38%


Class B

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                2002(b)
Net asset value, beginning of period                       $5.03
                                                           -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)            .17
                                                             ---
Net asset value, end of period                             $5.20
                                                           -----

Ratios/supplemental data
Net assets, end of period (in millions)                       $1
Ratio of expenses to average daily net assets(c),(f)       2.52%(d)
Ratio of net investment income (loss)
   to average daily net assets                            (1.46%)(d)
Portfolio turnover rate (excluding short-term securities)     2%
Total return(i)                                            3.38%


See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
27   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Class C

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                2002(b)
Net asset value, beginning of period                       $5.03
                                                           -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)            .17
                                                             ---
Net asset value, end of period                             $5.20
                                                           -----

Ratios/supplemental data
Net assets, end of period (in millions)                      $--
Ratio of expenses to average daily net assets(c),(g)        2.51%(d)
Ratio of net investment income (loss)
   to average daily net assets                            (1.60%)(d)
Portfolio turnover rate (excluding short-term securities)     2%
Total return(i)                                            3.38%


Class Y

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                2002(b)
Net asset value, beginning of period                       $5.03
                                                           -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)            .17
                                                             ---
Net asset value, end of period                             $5.20
                                                           -----

Ratios/supplemental data
Net assets, end of period (in millions)                      $--
Ratio of expenses to average daily net assets(c),(h)        1.52%(d)
Ratio of net investment income
   (loss) to average daily net assets                      (.80%)(d)
Portfolio turnover rate (excluding short-term securities)     2%
Total return(i)                                            3.38%


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 5.51% for the period ended Oct. 31, 2002.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 6.28% for the period ended Oct. 31, 2002.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 6.28% for the period ended Oct. 31, 2002.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 5.34% for the period ended Oct. 31, 2002.

(i) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Core Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2002, the related statements of operations, changes in net assets and the financial highlights for the period from October 3, 2002 (when shares became publicly available) to October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Core Fund as of October 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

December 13, 2002

--------------------------------------------------------------------------------
29   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Boise Cascade Corporation
901 S. Marquette Ave.                                                 Fluor Corporation           (forest products),
Minneapolis, MN 55402                                                 (engineering and            Scottish Power PLC, Vulcan
Born in 1937                                                          construction) since 1998.   Materials Company, Inc.
                                                                      Former President and CEO,   (construction
                                                                      Shell Oil Company           materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/ chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia
                                                                                                  Biotechnologies, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
30   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and
901 S. Marquette Ave.                                                 Professor of Economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
8 Farrar Road                                                         Biotech since 2000.         Corporation
Lincoln, MA 01773                                                     Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.
--------------------------------------------------------------------------------
32   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (12/02)

AXP Partners International Core Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com


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(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                        (R)
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This report must be accompanied  or preceded by the Fund's  current  prospectus.
Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


S-6259 C (12/02)